Northern Lights Fund Trust

ARROW DWA TACTICAL FUND

ARROW DWA BALANCED FUND

ARROW ALTERNATIVE SOLUTIONS FUND

Supplement dated August 20 2008

to the Statement of Additional Information dated May 5, 2008

Under "Conflicts of Interest" on pages 49 and 50 of the Statement of Additional Information, the following is added below the fourth paragraph of the section:

“Cross trades” in which a portfolio managers sells a particular security held by a Fund to another account managed by the Advisor or Sub-Advisor, including another Fund (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than the independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

This Supplement and the existing Prospectus and Statement of Additional Information dated May 5, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 5, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-277-6933.